Statements of Net Assets Available for Benefits - EBP 061 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments, at fair value
Investment in Master Trust	$ 244,537	$ 228,777
Investment in Master Trust, at fair value	73	43
Total investments	244,610	228,820
Receivables
Employer contributions	12	27
Participant contributions	36	67
Notes receivable from participants	2,267	2,688
Total receivables	2,315	2,782
Net assets available for benefits	$ 246,925	$ 231,602